Exhibit 99.2

Supplemental Slides to Q2 2016 Earnings Call - August 3, 2016

The statements contained in this presentation include certain forward-looking statements that are based largely on the current expectations of tronc, Inc. and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, are described under the heading “Risk Factors” in tronc’s filings with the Securities and Exchange Commission, and include:competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; our ability to develop and grow our online businesses; our success in implementing expense mitigation efforts; our success in implementing our strategic and branding initiatives; our reliance on revenue from printing and distributing third-party publications; changes in newsprint price;macroeconomic trends and conditions; our ability to adapt to technological changes; our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures; our reliance on third-party vendors for various services; adverse results from litigation, such as the stockholder derivative lawsuits, governmental investigations or tax-related proceedings or audits;our ability to attract, integrate and retain our senior management team and employees; our ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; our indebtedness and ability to comply with debt covenants applicable to our debt facilities; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond our control that may result in unexpected adverse operating results.The words “may,” “believe,” “anticipate,” “expect,” “project,” “should,” “intend”, “plan,” “outlook,” “estimate” and similar expressions generally identify forward-looking statements. Whether or not any such forward-looking statements are in fact achieved will depend on future events, some of which are beyond our control. You are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016  Disclaimer  Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016  1

Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016  2

Tribune online content  Why tronc?  What’s the problem tronc is trying to solve?  How will we do it?  tronc speaks to our vision to transform publishing and create a sustainable model for the future. We will retain the depth, credibility and trust of our journalism, while leveraging technology to make our content more visual and engaging, to better understand our audiences, and to reach readers across every conceivable channel.   Digitally native media companies today surpass traditional media companies in leveraging innovative tools and technologies, but they also can’t compete with the substance and credibility of traditional media outlets. We aim to merge the two worlds.   We are combining content from our Pulitzer Prize-winning media portfolio with a new armory of digital tools to increase viewership and drive revenue.We are all about content optimization: making sure the right stories get in front of the right readers at the right time.   BRILLIANT JOURNALISM. HIGHER INTELLIGENCE.  3

Reorganized for the future    TRONCM  TRONCX  Tronc is revitalizing the organization in TWO reportable segments  Traditional Publishing Business (troncm)│ Digital (troncx)  4

STRONG MARKET POSITION IN LARGE AND DIVERSE REGIONS #30 DMA #55 DMA #3 DMA #26 DMA #18 DMA #16 DMA #42 DMA #28 DMA #2 DMA Notes 1 Average Circulation: Q2, 2016 AAM Sunday 2 Unique Visitors: comScore Q2, 2016 Monthly Average Unique Visitors (unduplicated) 3 Chicago Tribune paid print circulation also includes Chicago Suburban 4 The Morning Call focuses on the Lehigh Valley region within the Philadelphia DMA (#4) 5 The Baltimore Sun paid print circulation also includes Capital Gazette and Carroll County Times Average Circulation – 853k Unique Visitors – 19.5M Average Circulation – 157k Unique Visitors – 1.8M Average Circulation – 111k Unique Visitors – 1.5M Average Circulation – 282k Unique Visitors – 4.4M Average Circulation – 80k Unique Visitors – 0.8M Average Circulation – 188k Unique Visitors – 3.6M Average Circulation – 196k Unique Visitors – 6.8M Average Circulation – 244k Unique Visitors – 1.0M Average Circulation – 790k Unique Visitors – 36.5M 3 5 5 4 tronc Q2 Average Circulation – 2.9M1 Q2 Unique Visitors – 59.9M2 Supplemental Slides to Q2 2016 Earnin Chicago Tribune Hartford Courant The Morning Call The Baltimore Sun Daily Press Sun Sentinel Orlando Sentinel The San Diego Union Tribune Los Angeles Times Population Per Square Mile 250 or more 50 – 249.9 10 – 49.9 Less than 10

SEGMENTS

tronc

troncM

Traditional Publishing

- Revenue
  - Print Advertising (Display, Classifieds, Preprints)
  - Circulation (Home Delivery, Single Copy, Other)
  - Commercial Services (Print and Delivery)
  - Direct Mail
- Expenses
  - Content, Ad Sales, Manufacturing & Distribution, Marketing, Shared Services and Administrative

troncX

Digital

- Revenue
  - Digital Advertising on web, tablet and mobile
  - Digital Advertising through partnerships
  - Digital-Only Subscriptions
  - Digital Content Monetization
- Expenses
  - Dedicated Digital Staff (Sales, Content, Technology)
  - Allocated Digital and Shared Costs

Corporate / Eliminations

- Management, Legal, Financial Reporting, etc...
- Elimination of inter-company revenue and profit

Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016

6

CONSOLIDATED FINANCIALS
($'S IN MILLIONS)

tronc



Q2
YTD Q2
REVENUE
$412
$405
Q2, 2015
Q2, 2016
$810
$803
YTD, 2015
YTD, 2016
GAAP NET INCOME
$3
$4
Q2, 2015
Q2, 2016
$6
YTD, 2015
YTD, 2016
($2)
NON-GAAP Adj EBITDA¹
$38
$44
Q2, 2015
Q2, 2016
$60
$77
YTD, 2015
YTD, 2016

Highlights

- Total Consolidated Revenue was down 1.8% in the 2nd Quarter 2016 vs. 2015 (and down 0.9% YTD 2016 vs. 2015)
  - Excluding the acquisition of the San Diego Union Tribune (SDUT), Revenue in Q2 was down 6% year-over-year (y/y)
  - Excluding SDUT, Advertising was down 9% in Q2 '16 vs. '15 (a sequential improvement vs. Q1)
- GAAP Net Income is up in the quarter versus last year
- Adjusted EBITDA (AEBITDA)[1] was up in Q2 2016 vs. 2015 by $5.3M (↑13.8%)
- AEBITDA margins have improved 150 basis points (BP) comparing Q2 of 2016 vs. 2015
- AEBITDA margins are up 220 BP YTD 2016 vs. 2015
- Last Twelve Months (LTM) AEBITDA is now $174M

[1]Adjusted EBITDA (AEBITDA) is a non-GAAP measure. Please refer to the definition of Adjusted EBITDA and the Reconciliation of GAAP to Non-GAAP in the appendix

7

rolling Last twelve months (ltm) consolidated Adjusted ebitda1($’s in millions)  LTMAEBITDABRIDGE  1Adjusted EBITDA (AEBITDA) is a non-GAAP measure. Please refer to the definition of Adjusted EBITDA and the Reconciliation of GAAP to Non-GAAP in the appendix  Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016  8

Balance sheet($’S IN MILLIONS)  9  Cash (excluding Restricted Cash)  Working Capital  Debt  Pension and post-retirement benefits payable  Net Debt (Total Debt – Cash)  Highlights  Strengthened Balance Sheet over past two quartersLargest Cash Balance since the spin in 2014Nearly $130M Cash increase since 2015Ongoing Debt and Pension Reductions $19M↓ since end of 2015Substantial reduction in effective Net DebtFlexibility to execute key strategies  L-T Debt  S-T portion L-T Debt    $390  $381

SEGMENT financials($’s in millions)  10  REVENUE  NON-GAAP Adj EBITDA1  1Adjusted EBITDA is a non-GAAP measure. Please refer to the Reconciliation of GAAP to Non-GAAP in the appendix  Q2  YTD Q2  Q2  YTD Q2  REVENUE  NON-GAAP Adj EBITDA1  Q2  YTD Q2  Q2  YTD Q2

DIGITAL STRATEGY AND TRENDS

KEY HIGHLIGHTS

- Enhancing Digital Infrastructure
  - Content Management System (CMS) Planning and in active development
  - Enhancing audience knowledge
  - Customer Relationship Management (CRM) Tool implementation and roll-out
  - Enhancing video capabilities
  - Machine Learning technology deployed / new AI technology in development
- Unique Visitor growth sequentially (↑7%) and year-over-year (↑34%)
- Digital Subscribers continue to grow sequentially (↑15%) and year-over-year (↑66%)

Focus on Visualizing Content


Video content from third parties
LA Times, AP, Reuters
CURATION ENGINE
VIDEO CONTENT
NAT/INTL CONTENT
LA TIMES
CHICAGO TRIBUNE
ORLANDO SENTINEL
BALTIMORE SUN
Politics/Community | Sports | Arts/Entertainment | Opinion | Business | Investigative (92 Pulitzers)

UNIQUE VISITORS (M)[1]


7% Sequential Growth
56
60
Q1, 2016
Q2, 2016

DIGITAL SUBS (000'S)


15% Sequential Growth
101
116
Q1, 2016
Q2, 2016

[1] Unique Visitors: comScore Q2, 2016 Monthly Average (unduplicated)

11

Full year 2016 guidance($’s in millions)  12  Revenue Guidance  Adjusted EBITDA Guidance  $1,610 – 1,630M  $1,600 – 1,625M  $170 – 175M  $166 – 172M

13  APPENDIX  Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016

This presentation includes references to Adjusted EBITDA (also referred to as “Adj EBITDA” or “AEBITDA”). This measure is not presented in accordance with generally accepted accounting principles in the United States (US GAAP), and tronc’s use of these terms may vary from that of others in the Company’s industry. This measures should not be considered as an alternative to net income (loss), income from operations, net income (loss) per diluted share, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Adjusted EBITDA (AEBITDA)Adjusted EBITDA is defined as net income before equity in earnings of unconsolidated affiliates, income taxes, loss on early debt extinguishment, interest expense, other (expense) income, realized gain (loss) on investments, stock-based compensation expense, reorganization items, restructuring charges, transaction expenses, depreciation and amortization, net income attributable to non-controlling interests, and certain unusual and non-recurring items (including spin-related costs). Management believes that because Adjusted EBITDA excludes (i) certain non-cash expenses (such as depreciation, amortization, stock-based compensation, and gain/loss on equity investments) and (ii) expenses that are not reflective of the Company’s core operating results over time (such as restructuring costs, including the employee voluntary separation program and gain/losses on employee benefit plan terminations, litigation or dispute settlement charges or gains, and transaction-related costs), this measure provides investors with additional useful information to measure the company’s financial performance, particularly with respect to changes in performance from period to period. The Company's management uses Adjusted EBITDA (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company’s Board of Directors concerning the Company’s financial performance. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with GAAP. Instead, management believes Adjusted EBITDA should be used to supplement the Company’s financial measures derived in accordance with GAAP to provide a more complete understanding of the trends affecting the business.Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are: they do not reflect the Company’s interest income and expense, or the requirements necessary to service interest or principal payments on the Company’s debt; they do not reflect future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements.  Appendix: non-gaap  Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016  14

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA ($’S IN 000’S) 15 Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016 Reconciliation of Net Income (Loss) to Adjusted EBITDA: Three months ended Six months ended June 26, 2016 June 28, 2015 % Change June 26, 2016 June 28, 2015 % Change Net income (loss) $ 4,056 $ 3,398 19.4% $ (2,407) $ 5,913 * Income tax expense (benefit) 3,360 1,686 99.3% (1,049) 3,542 * Loss on equity investments, net 168 (50) * 297 7 * Interest expense, net 6,699 6,331 5.8% 13,443 12,198 10.2 % Reorganization items, net 49 252 (80.6%) 143 853 (83.2%) Income (loss) from operations 14,332 11,617 23.4% 10,427 22,513 (53.7%) Depreciation and amortization 14,300 13,149 8.8% 28,424 25,858 9.9 % Restructuring and transaction costs(1) 9,114 12,654 (28.0%) 23,100 17,436 32.5 % Stock-based compensation 2,200 1,471 49.6% 3,819 3,001 27.3 % Employee voluntary separation program 3,564 — * 11,368 — * Gain from termination of post-retirement benefits (2)— (650) * — (8,449) * Adjusted EBITDA(2) $ 43,510 $ 38,241 13.8% $ 77,138 $ 60,359 27.8% * Represents positive or negative change in excess of 100% (1) - Restructuring and transaction costs include costs related to tronc's internal restructuring, such as severance and IT outsourcing costs, and transaction costs related to completed and potential acquisitions. (2) - In the first quarter of 2015, the Company did not deduct a gain of $7.8 million related to the termination of certain postretirement benefits in the determination of Adjusted EBITDA. Management reassessed this gain and determined it is expected to be a non-recurring item and should be deducted in the determination of Adjusted EBITDA. Accordingly, the 2015 Adjusted EBITDA as presented, includes such adjustment for the non-recurring gain from termination of certain

Reconciliation of total operating expenses to adjusted total operating expenses(1)($’s in 000’s)  16  Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016

Segment Results - Q2 / YTD($’s in millions)  17

Segment Results – Q2 / YTD($’s in millions)  18

Supplemental Slides to Q2 2016 Earnings Call – August 3, 2016